Patheon’s Acquisition of Banner Pharmacaps October 29, 2012 Building the Pharmaceutical Industry’s Leading Contract Development & Manufacturing Organization Exhibit 99.3

Forward-Looking Statements
This presentation contains forward-looking statements or information which reflect our expectations regarding possible events, conditions, our future growth, results of operations, performance, and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results in future periods to differ materially from those expressed or implied by such forward-looking statements, including risks related to our ability to complete the proposed acquisition of Banner and the related equity and debt financings; integration of and achievement of our intended objectives with respect to our acquisition of Banner; and compliance with our debt covenants and our debt service obligations.  For additional information regarding risks and uncertainties that could affect our business, please see our 2011 Form 10-K and our subsequent filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators.  Accordingly, you are
cautioned not to place undue reliance on forward-looking statements.  These forward-looking statements are made as of the date hereof, and except as required by law, we assume no obligation to update or revise them to reflect new events or circumstances.
Use of Non-GAAP Financial Measures
References in these slides to "Adjusted EBITDA" are to income (loss) before discontinued operations before repositioning expenses, interest expense, net, foreign exchange losses reclassified from other comprehensive income, refinancing expenses, gains and losses on sale of fixed assets, gain on extinguishment of debt, income taxes, asset impairment charge, depreciation and
amortization and other income and expenses.   References in these slides to "EBITDA per the Debt Commitment Letter" are to
Adjusted EBITDA adjusted for certain non-cash or other costs, including stock-based compensation expenses, consulting fees and executive severance, cost savings, on a pro forma basis, from transformational initiatives implemented by management and the estimated annualized cost savings from the acquisition.
Since Adjusted EBITDA and EBITDA per the Debt Commitment Letter are non-GAAP measures that do not have a standardized meaning, they may not be comparable to similar measures presented by other issuers.  You are cautioned that these non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should be considered only in conjunction with, and not as a substitute for, or superior to, income (loss) before discontinued operations determined in accordance with GAAP as indicators of performance, and EBITDA per the Debt Commitment Letter should be considered only in conjunction with, and not as a substitute for, or superior to, operating cash flow as an indicator of liquidity.  Reconciliations of these non-GAAP measures to their closest U.S. GAAP measures are included in the Appendix to this presentation.

Transaction Overview
Transaction
Consideration
Valuation and
Financial
Impact
Timeline
•
Patheon to acquire Banner Pharmacaps, a specialty pharmaceutical company dedicated to the research, development and manufacturing of unique gelatin-based dosage forms
•
Total consideration to amount to USD 255 million, subject to adjustments
•
Committed financing for 100% of transaction value
•
Expected to close by end of calendar year 2012
•
Subject to applicable regulatory approvals and other customary terms and conditions
•
Expected EBITDA per the Debt Commitment Letter to be approx. USD
140 million for combined enterprise
•
Expected to be accretive within two years

Strategic Rationale
•
Banner is the world’s second largest pharmaceutical business in manufacturing softgels for OTC, prescription and nutritional consumer products
•
Leader in fast-growing complementary technology with a broad product and intellectual property portfolio
•
Owns state-of-the-art facilities and expands Patheon’s geographical presence, notably in emerging markets
•
Creates platform to grow Patheon’s contract manufacturing
operations (CMO) and pharmaceutical development services (PDS)
businesses
Building a USD 1 billion enterprise in a highly fragmented industry segment

Banner Acquisition is Consistent with our Strategy
•
Increases capability and scale in
complex solid dosage formats
•
Higher margins from proprietary
technologies and products
•
Provides immediate access to
Latin America market with Mexico
facility and direct to market
business
•
Emerging market presence
•
Offers proprietary technology
portfolio in softgels as well as
product ownership
•
Second largest pharmaceutical
business focused on delivering
proprietary softgel formulations
for OTC, prescription and
nutritional consumer products
STRENGTHEN CORE
OPERATIONS
SELL BUSINESS
DIFFERENTLY
ENTER LOGICAL
ADJACENCIES
DRIVE INDUSTRY
CONSOLIDATION

•
Improving growth rates
•
Majority of players are private
$1.4 B
(+7.5%)
PharmSource data included for PDS services where Patheon participates
(preformulation; formulation; analytical; CTM). Does not include packaging.
Growing Market Share in a Highly Fragmented
Marketplace
$12.3 B
(+5%)
•
Historical growth (5% CAGR)
•
Modest growth projections
(3% to 5% from “organic
growth”, higher in steriles)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0
2011
12
10
8
6
4
2
0
2011
PDS MARKET CHARACTERISTICS CMO MARKET CHARACTERISTICS
100+ Others (47%)
Catalent (3%)
AAIPharma (4%)
Aptuit (6%)
PPD (6%)
SGS (8%)
Lancaster Labs (8%)
Almac (9%)
Patheon (9%)
All Other (52%)
LTS (2%)
Corden Pharma (2%)
Hospira (2%)
Recipharm (2%)
Aenova (3%)
Haupt (3%)
Vetter (4%)
FAREVA Holdings (4%)
Famar (5%)
Patheon (5%)
Baxter (5%)
Catalent (11%)
#1 Market
Share
#2 Market
Share

Softgel Market has Experienced Continued Growth
Historically
18%
4%
2%
6%
CAGR
07-11
CAGR
07-11
18%
8%
2%
3%
5.4
4.9
4.3
7.7
7.4
6.7
Source: Commissioned Report
2.4
2.5
2.6
1.2
1.4
1.4
0.7
1.0
1.4
2007 2009 2011
U.S. Softgel Market
Billion units
5.7
6.1
6.2
0.5
0.6
0.7
0.4
0.6
0.8
2007 2009 2011
U.S. Softgel Market
Billion $
Nutritional OTC Rx

Type of Technology Main Features
•
Attractive dosage form for pediatric and geriatric patients
•
Masks tastes and odors
•
Non-animal based gelatin alternative
•
pH and heat tolerant
•
Enteric feature reduces reflux and gastric irritation
•
Enteric features lie within the shell itself – therefore clear capsules
•
Attractive dosage form for pediatric and geriatric patients
•
Masks tastes and odors
•
Masks tastes and odors
•
Provides a multitude of color combinations; allows surface printing
•
Patented technology is difficult to mimic, providing easy recognition of tampering or counterfeiting by consumers or pharmacists
•
Provides enhanced bioavailability of the API and lessens biovariability
•
Controlled release suitable for lipophilic and hydrophilic drugs
•
Drug release can be tailored to desired rate and extent
•
Abuse resistance
Banner’s Proprietary Softgel Technologies

8
Expanded Global Network

Toronto, Canada
(PDS, CMO solids)
Olds, Alberta Canada
(CMO)
San Francisco, USA
(PDS development)
Naucalpan, Edo., Mexico
(CMO/softgel, R&D)
Cincinnati, USA
(PDS, CMO solid)
Manatí, Puerto Rico
(CMO solids)
Whitby, Canada
(PDS, CMO solids)
High Point, USA
(R&D, CMO)
RTP, USA
HQ
Bourgoin, France
(PDS, CMO solids)
Tilburg, The Netherlands
(CMO/softgel)
Swindon, England
(PDS, CMO sterile)
Milton Park, England
(PDS development)
(included in Swindon)
Monza, Italy
(CMO solid/sterile)
Ferentino, Italy
(PDS, CMO sterile)
Patheon
Banner

•
Total consideration is USD 255 million, subject to adjustments
•
Committed financing for transaction value, associated expenses and repayment of existing debt, and for general corporate purposes
•
We expect that Patheon’s Adjusted EBITDA margin will benefit from the integration of Banner’s operations and expected synergies
–
Expected EBITDA per the Debt Commitment Letter to be approx. USD 140 million for the combined enterprise
–
Expected to be accretive within two years
–
Expected to realize about USD 12.5 million/year in SG&A synergies
Financial Impact

Quarterly Adjusted EBITDA and EBITDA per Debt
Commitment Letter
U.S.D., in millions Actual results Estimated results
Q1'12 Q2'12 Q3'12 Q4'12 FYE'12
Adjusted EBITDA (9.2) 9.7 34.6 33.9 69.0
Non-cash items 0.7 1.3 0.4 0.9 3.3
Consulting fees 6.3 6.0 1.0 0.0 13.3
Other items 0.4 2.4 0.0 0.0 2.8
Pro forma cost savings 7.8 5.2 0.6 0.2 13.8
Patheon EBITDA per the Debt Commitment letter $6.0 $24.6 $36.6 $35.0 $102.2
Estimated Banner pro forma adjusted EBITDA 25.0
Estimated cost savings from combination 12.5
EBITDA per the Debt Commitment Letter $139.7
Patheon (loss) income before discontinued operations (19.3) (79.6) 15.5 (19.2) (102.6)
Patheon operating cash flow 9.9 (32.8) 29.7 16.8 23.6
Patheon investing cash flow (6.5) (11.0) (15.2) (16.6) (49.3)
Patheon financing cash flow (2.9) 30.6 2.6 (4.3) 26.0

11 Q&A

Building the Pharmaceutical Industry’s Leading
Contract Development & Manufacturing Organization
Combination
Timeline
Valuation and
Financial
Impact
•
Adds well-balanced product and intellectual property portfolio with complementary technology platforms
•
Builds scale, expands capacity and broadens footprint in emerging markets
•
Expected to close by end of calendar 2012
•
Subject to applicable regulatory approvals and other customary terms and conditions
•
Expected
EBITDA per the Debt Commitment Letter to be
approx. USD
140 million for combined enterprise
•
Expected to be accretive within two years

Appendix

U.S. Non-GAAP Reconciliation
Adjusted EBITDA
(U.S.D., in millions)
(unaudited)
Actuals Estimate
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Full Year
Adjusted EBITDA (9.2) 9.7 34.6 33.9 69.0
Depreciation and amortization (10.6) (10.8) (9.3) (9.9) (40.6)
Repositioning expenses (0.8) (6.0) (0.1) 1.7 (5.2)
Interest expense, net (6.5) (6.5) (6.8) (6.6) (26.4)
Impairment charge - (57.9) - - (57.9)
Loss on sale of capital assets - - - (0.6) (0.6)
Benefit (provision) for income taxes 7.7 (8.0) (3.3) (38.3) (41.9)
Miscellaneous 0.1 (0.1) 0.4 0.6 1.0
(Loss) income before discontinued operations (19.3) (79.6) 15.5 (19.2) (102.6)

U.S. Non-GAAP Reconciliation
(1) Represents Banner Pharmacaps expected earnings
before interest expense, income tax expense, depreciation
and amortization, foreign exchange gains and losses,
management fees, other income and expense, and $1.7
million in pricing allowances related to prior period sales
recorded in the 12 months ended October 31, 2012.
(2) Represents estimated annual synergies resulting from
Patheon's expected acquisition of Banner Pharmacaps
assuming completion of integration activities.
(3) Represents amortization of stock-based compensation
and non-cash foreign exchange gains and losses.
(4) Represents consulting fees related to Patheon's
operational excellence program recorded in the 12 months
ended October 31, 2012.
(5) Represents expenses related to a 2011 product recall by
one of Patheon's customers for product returns recorded in
the second quarter of fiscal 2012 and executive severance
paid to the company's former CFO in the first quarter of fiscal
2012.
(6) Represents additional estimated savings from operational excellence projects and Puerto Rico overhead savings that
Patheon expects that it would have recognized in fiscal 2012 had all such projects been completed and fully implemented
as of November 1, 2011.
Actuals Estimate
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Full Year
EBITDA per the Debt Commitment Letter 139.7
Estimated Banner pro forma adjusted EBITDA (1) (25.0)
Estimated cost savings from combination (2) (12.5)
Patheon EBITDA per the Debt Commitment Letter 6.0 24.6 36.6 35.0 102.2
Non-cash items (3) (0.7) (1.3) (0.4) (0.9) (3.3)
Consulting fees (4) (6.3) (6.0) (1.0) - (13.3)
Other items (5) (0.4) (2.4) - - (2.8)
Pro forma cost savings (6) (7.8) (5.2) (0.6) (0.2) (13.8)
Depreciation and amortization (10.6) (10.8) (9.3) (9.9) (40.6)
Repositioning expenses (0.8) (6.0) (0.1) 1.7 (5.2)
Interest expense, net (6.5) (6.5) (6.8) (6.6) (26.4)
Impairment charge - (57.9) - - (57.9)
Loss on sale of capital assets - - - (0.6) (0.6)
Benefit (provision) for income taxes 7.7 (8.0) (3.3) (38.3) (41.9)
Miscellaneous 0.1 (0.1) 0.4 0.6 1.0
(Loss) income before discontinued operations (19.3) (79.6) 15.5 (19.2) (102.6)
Adjustments for non-cash items
Depreciation and amortization 10.6 10.8 9.3 9.9 40.6
Stock-based compensation expense 1.0 0.8 0.7 0.9 3.4
Impairment charge - 57.9 - - 57.9
Loss on sale of capital assets - - - (0.6) (0.6)
Deferred revenue amortization (2.4) (2.6) (2.6) (4.1) (11.7)
Deferred financing charge amortization 0.3 0.3 0.3 0.2 1.1
Working capital changes 16.1 (27.7) 1.7 (3.1) (13.0)
Change in other long term assets/liabilities (1.4) 2.0 (2.6) 29.0 27.0
Change in deferred revenue 5.3 5.3 8.1 4.3 23.0
Miscellaneous (0.3) - (0.7) (0.5) (1.5)
Cash flow from operating activities 9.9 (32.8) 29.7 16.8 23.6
Cash flow from investing activities (6.5) (11.0) (15.2) (16.6) (49.3)
Cash flow from financing activities (2.9) 30.6 2.6 (4.3) 26.0
EBITDA per the Debt Commitment Letter
(U.S.D., in millions)
(unaudited)